EXHIBIT 10.17

                 NINTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF
                                CREDIT AGREEMENT

THIS NINTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") dated effective as of April 30, 2004 (the "Effective Date") is by and between HANDY HARDWARE WHOLESALE, INC. ("Borrower") and JPMORGAN CHASE BANK ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower are parties to an Amendment and Restatement of Credit Agreement dated as of April 30, 1996, as amended by a First Amendment dated as of April 30, 1997, a Second Amendment dated as of April 30, 1998, a Third Amendment dated as of April 30, 1999, a Fourth Amendment dated as of April 30, 2000, a Fifth Amendment dated as of April 30, 2001, a Sixth Amendment dated as of April 30, 2002, a Seventh Amendment dated as of April 30, 2003 and an Eighth Amendment dated as of August 1, 2003 ("Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment shall have the same meanings in this Amendment as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein in order to, among other things, extend the Termination Date of the Commitment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

Section 1. Section 1.1 of the Credit Agreement is amended by substituting the following for Section 1.1 of the Credit Agreement:

     "Revolving Credit Note 1.1 Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the "Commitment"). Borrower has the right to borrow, repay and reborrow. Each Loan must be at least the minimum amount required in the Note or the balance of the Commitment, whichever is less, and each repayment must be at least the amount required in the Note or the principal balance of the Note, whichever is less. The Loans may only be used for capital expenditures and working capital. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, will bear interest and will be payable as provided in the promissory note of Borrower dated April 30, 2004 (together with any renewals, modifications and replacements thereof, the "Note"), which is given in renewal, modification and replacement of that certain promissory note dated August1, 2003 in the original principal amount of $10,000,000.00 maturing on April 30, 2005. "Termination Date" means the earlier of: (a) April 30, 2006; or (b) the date specified by Bank pursuant to Section 6.1 hereof of this Agreement."

Section 2. The minimum Tangible Net Worth covenant is revised as set forth in the Exhibit B attached to this Amendment and incorporated by reference into this Amendment and the Credit Agreement in replacement of the Exhibit B attached to the Credit Agreement.

Section 3. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the Effective Date as though made on and as of such date; and (b) to the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement and is continuing as of the Effective Date.

Section 4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below. The term "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment.

Section 5. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 7. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

     BORROWER:                 HANDY HARDWARE WHOLESALE, INC.


                               By: /s/ Tina S. Kirbie
                               -----------------------------------------------
                               Name:   Tina S. Kirbie
                               Title:  Executive Vice President, CFO
                               Address: 8300 Tewantin Dr., Houston, Texas 77061


     BANK:                     JPMORGAN CHASE BANK


                               By:  /s/ Carlos Valdez, Jr.
                               -----------------------------------------------
                               Name:    Carlos Valdez, Jr.
                               Title:   Vice President
                               Address:  707 Travis, Houston, Texas 77002

       EXHIBIT B to Amendment and Restatement of Credit Agreement between
                 Handy Hardware Wholesale, Inc. ("Borrower") and
                          JPMorgan Chase Bank ("Bank")
        dated April 30, 1996 (as amended, restated and supplemented from time to time, the "Agreement").

                 REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
              COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD
                    ENDING _______________, ___ ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 30 DAYS OF THE END OF EACH CALENDAR QUARTER. BORROWER'S FISCAL YEAR ENDS ON ___________________, ______.

B.   FINANCIAL   REPORTING.   Borrower  will  provide  the  following  financial
     information   within   the   times   indicated:

                                                                                                                     COMPLIANCE
                                                                                                                     CERTIFICATE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Compliance
                                                                                                                        (Circle)
     WHO               WHEN DUE                                     WGAT                                              Yes     No
---------------------- -------------------------------------------  -----------------------------------------------   ----------
BORROWER               (i)  Within 90 days of fiscal year end       Financial Statements (balance sheet,              Yes     No
                                                                    income statement, cash flow statement)
                                                                    Audited (with unqualified opinion) by
                                                                    independent certified public accountants
                                                                    reasonably satisfactory to Bank,
                                                                    accompanied by Compliance Certificate

                       (ii) Within 30 days of each calendar         Unaudited Financial Statements                    Yes     No
                            quarter end, excluding final period     accompanied by Compliance Certificate
                            of fiscal year                          and accounts receivable aging

---------------------------------------------------------------------------------------------------------------------------------

C.   FINANCIAL  COVENANT.  Borrower will comply with the COMPLIANCE  CERTIFICATE             COMPLIANCE CERTIFICATE
     following  financial  covenant,  defined  in  accordance  with GAAP and the             ----------------------
     definitions in Section 8, and  incorporating  the  calculation  adjustments indicated on the Compliance Certificate:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Compliance
                          REQUIRED                                           ACTUAL REPORTED                       (Circle)
                          --------                                          ---------------                      Yes    No
Except  as  specified   otherwise,   the  covenant  will  be maintained     For Current Reporting Periods
at all times  and  reported  for each  Reporting Period or as of each       of the End Date
Reporting Period  End  Date,  as appropriate:
--------------------------------------------------------------------------------------------------------------------- ------------

1.  Maintain a Tangible Net Worth as adjusted in an amount                  Stockholders' Equity        $__________      Yes    No
    no less than $1,500,000.00 less than the Borrower's                     Minus:   Goodwill           $__________
    actual Tangible Net Worth at each December 31.  (The                       Other Intangible Assets  $__________
    Bank has discretion to adjust the Minimum Tangible Net                     Loans/Advances to
    Worth at any time on an annual basis for each calendar                     Equity holders           $__________
    year by notice to Borrower.)  For fiscal year 2004, the                    Loans to Affiliates      $__________
    required Minimum Tangible Net Worth as adjusted is at                      Capitalized Interest     $__________
    least $23,945,000.00.                                                   Equals:  Tangible Net Worth
                                                                               as adjusted              $__________

----------------------------------------------------------------------------------------------------------------------------------

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT B AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are materially true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

     |_| To the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

     |_| A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:
          |_|  was cured on ______.
          |_|  was  waived by Bank in writing on ______.
          |_|  is continuing.

     Description of Event of Default:_________________________________________

     _________________________________________________________________________


Executed this _________ day of _______________________________, ______.

BORROWER:  HANDY HARDWARE WHOLESALE, INC.


SIGNATURE:____________________________________________________________________
NAME:         Tina Kirbie
TITLE:        Exeutive Vice President  and CFO- Finance
ADDRESS:      8300 Tewantin Drive, Houston, Texas 77061